Third Quarter Earnings Conference Call November 2007 Third Quarter Earnings Conference Call November 2007 Exhibit 99.2

PXP
Except for the historical information contained herein, the
matters discussed in this presentation are “forward-looking
statements” as defined by the Securities and Exchange
Commission.  These statements involve certain assumptions PXP made based on its experience and perception of historical trends, current conditions, expected future developments and other
factors it believes are appropriate under the circumstances.
The forward-looking statements are subject to a number of
known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially.  These risks and uncertainties include, among other things, completion of the proposed acquisition, uncertainties inherent in the exploration for and development and production of oil & gas and in
estimating reserves, unexpected future capital expenditures, general economic conditions, oil and gas price volatility, the success of our risk management activities, competition,
regulatory changes and other factors discussed in PXP’s filings with the Securities and Exchange Commission.
Corporate Headquarters
Contacts
Plains Exploration & Production Company
700 Milam, Suite 3100
Houston, Texas 77002
Forward Looking Statements
This presentation is not for reproduction or distribution to others without PXP’s consent.
Corporate Information
James C. Flores - Chairman, President & CEO
Winston M. Talbert – Exec. Vice President & CFO
Scott Winters – Vice President Investor Relations
Joanna Pankey - Investor Relations Analyst
Phone: 713-579-6000
Toll Free: 800-934-6083
Email: investor@pxp.com
Web Site: www.pxp.com

PXP
Financial Highlights –
2007 Third Quarter
$   0.28 $   0.35 $   0.45
Net Income per Diluted Share
$   91.5 $ 107.7 $ 145.8
Operating Cash Flow
(1)
(millions)
$   62.0 $   71.0 $ 110.5
Operating Income
(millions)
$ 224.7 $ 255.5 $ 299.0
Revenues
(millions)
51,900 53,500 57,100
Sales Volume
(BOEPD)
1
st
QTR 2
nd
QTR 3
rd
QTR
(1) Operating cash flow is a Non-GAAP measure. Refer to the reconciliation table at the end of this document
.

PXP
Operational Highlights –
2007 Third Quarter
Significant discovery at Flatrock in the GOM
–
Discovery well encountered 8 pay sands totaling 260 net feet
–
Production test indicated a flow rate of approximately 17 MMCFED net to PXP
–
First sales volumes expected in the fourth quarter 2007
–
One additional Flatrock well is currently drilling, a second well is expected to begin drilling shortly and a third location has been permitted
Production test at the Hurricane Deep discovery
–
Flow rate of approximately 3.3 MMCFD net to PXP
–
First sales volumes expected in the fourth quarter of 2007
Flatrock Area (Flatrock & Hurricane Deep) is expected to
contribute meaningful production in 2008
Integrated the Piceance Basin properties
–
Compression expansion projects completed
–
Sales volumes increased 20% since properties acquired

PXP
Flatrock Discovery
South Marsh Island
Blocks 212/217
Source: McMoRan Exploration Company
PXP has a 30% working interest in the Flatrock wells and Hurricane Deep
Discovery well encountered 260’
net pay in 8 sands
Tested 75 MMCFED, 17 MMCFED
net to PXP, in October 2007
First production expected in 4Q07
Flatrock No. 2 (Location “B”) drilling
at 5,000’
Flatrock No. 3 (Location “D”) to
commence in 4Q07

PXP
Exploration
Gulf of Mexico
Friesian
New Orleans
Discoveries
Discoveries
2007 Drilling or Planned
2007 Drilling or Planned
20+ prospect
inventory beyond
current 2007 drills
20+ prospect
inventory beyond
current 2007 drills
Vicksburg
Buckhorn
Bob North
Hurricane Deep
Flatrock
Cottonwood
Point
Flatrock Area
Terrebonne
(Results pending)

PXP
Momentum Continues
Strong earnings driven by growing production
and higher commodity prices
Development program expanding
–
Colorado Piceance Basin
–
GOM Flatrock Area
(Flatrock, Hurricane Deep, Cottonwood Point discoveries)
Three GOM prospects currently drilling and
Vicksburg prospect, results pending
Pending Pogo acquisition

PXP
$55.00
Strike Price
32,500 Bbls Crude Oil
Put Options
2009
$55.00
Strike Price
42,000 Bbls Crude Oil
Put Options
2008
$55.00
Strike Price
50,000 Bbls Crude Oil
Put Options
2007
Average
Price
Daily
Volumes
Instrument
Type
Production
Period
Hedging Overview

PXP
GAAP – Non-GAAP Reconciliation
Plains Exploration & Production Company
Reconciliation of GAAP to Non-GAAP Measure
September 30, June 30, March 31,
2007 2007 2007
Net cash provided by operating activities (GAAP) 144.5 $             121.3 $             20.0 $
Changes in operating assets and liabilities 26.9 12.0 95.0
Cash payments for commodity derivative contracts
that settled during the period that are reflected
as investing or financing cash flows in the
statement of cash flows (25.6) (25.6) (23.5)
Operating cash flow (Non-GAAP) 145.8 $             107.7 $             91.5 $
2007 2006
Net cash provided by operating activities (GAAP) 144.5 $             214.4 $
Changes in operating assets and liabilities 26.9 (73.8)
Current income taxes on gain on sale of
oil and gas properties - 54.9
Cash payments for commodity derivative contracts
that settled during the period that are reflected
as investing or financing cash flows in the
statement of cash flows (25.6) (25.5)
Operating cash flow (Non-GAAP) 145.8 $             170.0 $
The following chart reconciles Net Cash Provided by Operating Activities (GAAP) to Operating Cash Flow (non-GAAP) for
the three months ended September 30, 2007, June 30, 2007, March 31, 2007 and September 30, 2006.  Management
believes this presentation may be useful to investors because it is illustrative of the impact of the Company's derivative contracts. PXP management uses this information for comparative purposes within the industry and as a means of measuring the Company's ability to fund capital expenditures and service debt. This measure is not intended to replace the
GAAP statistic but to provide additional information that may be helpful in evaluating the Company's operational trends and performance.
Operating cash flow is calculated by adjusting the GAAP measure of cash provided by operating activities to exclude the effect of current income taxes on the gain on the sale of oil and gas properties and changes in operating assets and liabilities and include derivative cash flows that are classified as a financing or investing activity in the statement of cash flows. Pursuant to accounting rules certain cash payments with respect to our derivative instruments are required to be reflected as financing or investing activities.
(millions of dollars)
Three Months Ended September 30,
Three Months Ended
(millions of dollars)

PXP
Additional Information
PXP AND POGO HAVE FILED A JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS WITH
THE SECURITIES AND EXCHANGE COMMISSION. INVESTORS AND SECURITY HOLDERS ARE URGED TO
READ CAREFULLY THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE IT CONTAINS
IMPORTANT INFORMATION REGARDING PXP, POGO AND THE ACQUISITION.
A DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS HAS BEEN SENT TO SECURITY HOLDERS OF PXP
SEEKING THEIR APPROVAL OF THE ISSUANCE OF SHARES OF PXP STOCK TO BE USED AS MERGER
CONSIDERATION AND SECURITY HOLDERS OF POGO SEEKING THEIR APPROVAL OF THE ACQUISITION.
INVESTORS AND SECURITY HOLDERS MAY OBTAIN A FREE COPY OF THE DEFINITIVE JOINT PROXY
STATEMENT/PROSPECTUS (WHEN AVAILABLE) AND OTHER DOCUMENTS FILED BY PXP AND POGO WITH
THE SEC AT THE SEC’S WEBSITE AT WWW.SEC.GOV.
THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND SUCH OTHER DOCUMENTS (RELATING TO
PXP) MAY ALSO BE OBTAINED FOR FREE  FROM PXP BY DIRECTING A REQUEST TO PLAINS
EXPLORATION & PRODUCTION COMPANY, 700 MILAM, SUITE 3100, HOUSTON, TX 77002, ATTENTION:
JOANNA PANKEY; TELEPHONE: (713) 579-6000, E-MAIL: JPANKEY@PXP.COM.
THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND SUCH OTHER DOCUMENTS (RELATING TO
POGO) MAY ALSO BE OBTAINED FOR FREE FROM POGO BY DIRECTING A REQUEST TO POGO
PRODUCING COMPANY, 5 GREENWAY PLAZA, SUITE 2700, HOUSTON, TX 77046, ATTENTION: CLAY
JEANSONNE, TELEPHONE: (713) 297-5000, E-MAIL:JEANSONC@POGOPRODUCING.COM.

PXP
PXP, its directors, executive officers and certain members of management and employees may be considered “participants in the solicitation” of proxies from PXP’s stockholders in connection with the acquisition. Information regarding such persons and a description of their interest in the acquisition is contained in the joint proxy statement/prospectus when it is filed. Information concerning beneficial ownership of
PXP stock by its directors and certain executive officers is included in its proxy statement dated March 29, 2007 and subsequent statements of changes in beneficial ownership on file with the SEC.
Pogo, its directors, executive officers and certain members of management and employees may be considered “participants in the solicitation” of proxies from Pogo’s stockholders in connection with the acquisition. Information regarding such persons and a description of their interest in the acquisition is contained in the joint proxy statement/prospectus when it is filed. Information concerning beneficial ownership of
Pogo stock by its directors and certain executive officers is included in its proxy statement dated April 20, 2007 and subsequent statements of changes in beneficial ownership on file with the SEC.
Additional Information

Third Quarter Earnings Conference Call November 2007 Third Quarter Earnings Conference Call November 2007